ADVANCED SERIES TRUST
AST Small-Cap Value Portfolio
Supplement dated January 20, 2022 to the
Currently Effective Prospectus
This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for the AST Small-Cap Value Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus.
New Subadvisory Arrangements and Strategy Changes
The Board of Trustees of the Trust, on behalf of the Portfolio, approved the following changes: (i) replacing LMCG Investments, LLC with Goldman Sachs Asset Management, L.P., Boston Partners Global Investors, Inc., and Hotchkis and Wiley Capital Management, LLC as subadvisers to the Portfolio, to serve alongside J.P. Morgan Investment Management Inc.; and (ii) revising the investment strategy of the Portfolio. The Manager expects to begin the implementation of the change to the Portfolio's investment strategy on or about January 31, 2022 with final completion expected on February 18, 2022.
To reflect the changes described above, the Prospectus is hereby revised as follows, effective February 18, 2022:
A.All references in the Prospectus to "LMCG Investments, LLC" are hereby removed.
B.The description of the Portfolio's principal investment strategies in the "SUMMARY: AST SMALL-CAP VALUE PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE" section of the Prospectus is hereby deleted and replaced with the description set forth below:
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small capitalization companies.
Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing at least 80% of its investable assets in small capitalization companies.
The Portfolio is allocated among four subadvisers: Boston Partners Global Investors, Inc., Goldman Sachs Asset Management, L.P., Hotchkis and Wiley Capital Management, LLC, and J.P. Morgan Investment Management, Inc. In addition, the Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
C.The table in the "SUMMARY: AST SMALL-CAP VALUE PORTFOLIO – MANAGEMENT OF THE PORTFOLIO" section of the Prospectus is hereby deleted and replaced with the table set forth below:
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Rick Babich	Portfolio Manager	January 2022

AST Investment Services,		Jeffrey Peasley	Portfolio Manager	January 2022
Inc.
	Boston Partners Global	David M. Dabora, CFA	Portfolio Manager	January 2022
Investors, Inc.
		George Gumpert, CFA	Portfolio Manager	January 2022

	Goldman Sachs Asset	Robert Crystal	Managing Director	January 2022
	Management, L.P.		and Portfolio
Manager
		Sally Pope Davis	Managing Director	January 2022
and Portfolio
Manager

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
		Sean A. Butkus, CFA	Managing Director	January 2022
and Portfolio
Manager
	Hotchkis and Wiley	Judd E. Peters, CFA	Portfolio Manager	January 2022
Capital Management,
LLC
		Ryan Thomes, CFA	Portfolio Manager	January 2022

	J.P. Morgan Investment	Wonseok Choi	Managing Director	November 2019
Management, Inc
		Lindsey Houghton	Executive Director	November 2019
		Akash Gupta, CFA	Executive Director	November 2019
		Jonathan L. Tse, CFA,	Executive Director	November 2019
		Phillip D. Hart, CFA	Managing Director	March 2012
D.The section of the Prospectus entitled "MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST SMALL-CAP VALUE PORTFOLIO – Principal Investment Policies" is hereby deleted and replaced with the information set forth below:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in small capitalization companies.
Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Manager of the Portfolio determines and allocates a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Manager periodically and may be altered or adjusted by the Manager without prior notice. Such adjustments will be reflected in the annual update to this prospectus. The Portfolio is allocated among: Boston Partners Global Investors, Inc., Goldman Sachs Asset Management, L.P., Hotchkis and Wiley Capital Management, LLC, and J.P. Morgan Investment Management, Inc. In addition, the Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.
Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each Subadviser are summarized below:
Boston Partners is responsible for managing a portion of the Portfolio's assets. Boston Partners' investment process is grounded in bottom-up fundamental analysis. Efficient and repeatable, it is designed to identify "characteristics that work": attractive valuation, sound business fundamentals and improving business momentum. The process is executed within a team- oriented culture that upholds individual accountability and provides the clarity of having final decision makers at the portfolio manager level.
Boston Partners' investment philosophy is grounded in certain "fundamental truths" to investing, each proven to have worked over meaningful periods of time and in a variety of market environments: (1) low valuation stocks outperform high valuation stocks; (2) companies with strong fundamentals, e.g., high and sustainable returns on invested capital, outperform companies with weak fundamentals; (3) stocks with positive business momentum, e.g., rising earnings estimates, outperform stocks with negative business momentum.
Boston Partners construct well-diversified portfolios that consistently possess these three characteristics; they are simple rules that limit downside risk, preserve capital and maximize the power of compounding.
Goldman Sachs is responsible for managing a portion of the Portfolio's assets. Goldman Sachs seeks to achieve its investment objective, under normal circumstances, through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, Goldman Sachs looks for companies using Goldman Sachs' value investment philosophy.

Goldman Sachs' investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in- depth company research and assessing overall business quality; (3) considering a wide range of factors as part of the fundamental investment process, which may include integrating environmental, social and governance (ESG) factors with traditional fundamental factors; and (4) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. No one factor or consideration is determinative in the stock selection process. Goldman Sachs may decide to sell a position for various reasons, including valuation and price considerations, readjustment of Goldman Sachs' outlook based on subsequent events, Goldman Sachs' ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes
Hotchkis and Wiley is responsible for managing a portion of the Portfolio's assets. Hotchkis and Wiley's strategy invests in companies whose future prospects are misunderstood or not fully recognized by the market. Hotchkis and Wiley employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis and Wiley employs a disciplined, bottom-up investment process based on a proprietary model that is augmented with internally-generated fundamental research. Hotchkis and Wiley seeks broad diversified exposure to these investment opportunities by holding approximately 300 to 400 portfolio securities. With the exception of diversification guidelines, Hotchkis and Wiley does not employ pre-determined rules for sales; rather, Hotchkis and Wiley evaluates each sell candidate based on the candidate's specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) portfolio diversification.
J.P. Morgan is responsible for managing a portion of the Portfolio's assets. J.P. Morgan follows a multi-step process. First, a rigorous proprietary multifactor quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its sector based on a number of factors including valuation based metrics and improving business trends and market sentiment. Next, analysts conduct fundamental research where the results of the quantitative model are reviewed and modified based by the portfolio management team to ensure the validity of the data, that the trades recommended truly meet our investment theses and out of the model issues are captured. Finally, a portfolio construction process is employed to overweight the stocks with the highest return potential while minimizing uncompensated risks relative to the benchmark (as measured by the BARRA risk model). The resulting portfolio is one that closely approximates the risk characteristics of the Russell 2000 Value Index while adding value through stock selection.
Other Investments:
Although the Portfolio will invest primarily in US common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.
The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.
E.The section of the Prospectus entitled "HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Small-Cap Value Portfolio" is hereby deleted and replaced with the information set forth below:
AST Small-Cap Value Portfolio
PGIM Investments. Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the Portfolio's asset allocations.
Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from

Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.
Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments' Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi- manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, sub-advisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day- to-day management of the department that selected money managers for Advest's wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1.5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.
Boston Partners Segment. The portfolio managers jointly and primarily responsible for day-to-day management of the portion of the Portfolio managed by Boston Partners are David Dabora and George Gumpert.
Mr. Dabora is a senior portfolio manager for the Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios as well as the Alpha Blue Capital L.P. product. Prior to managing Boston Partners small cap value portfolios, he was an assistant portfolio manager for Boston Partners Premium Equity product. Additionally, he was a research analyst with responsibility for a wide variety of industries. He was one of the original partners of Boston Partners Asset Management in 1995. He joined the firm from The Boston Company Asset Management, Inc. where he was an equity analyst in their Los Angeles and Greenbrae, California offices. Mr. Dabora holds a B.S. degree in business administration from Pennsylvania State University and an M.B.A. degree from The Anderson School of Management at the University of California at Los Angeles. He holds the Chartered Financial Analyst® designation. He has thirty-four years of investment experience.
Mr. Gumpert is a portfolio manager for the Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios. Prior to managing Boston Partners small cap value portfolios, he was a research analyst and specialized in the small capitalization sectors of the equity market. Mr. Gumpert holds a B.A. degree in economics from Amherst College. He holds the Chartered Financial Analyst® designation. He has twenty-two years of investment experience.
Goldman Sachs Segment. The portfolio managers jointly and primarily responsible for day-to-day management of the portion of the Portfolio managed by Goldman Sachs are Sally Pope Davis, Robert Crystal, and Sean A. Butkus.
Sally Pope Davis
Managing Director; Portfolio Manager
Sally is a Portfolio Manager for the US Small Cap Value Equity Team, where she has broad research responsibilities and oversees the portfolio construction and investment research for the firm's Small Cap Value, Small/Mid Cap Value and Small/Mid Cap Equity strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman & Co. and six years at Chase Manhattan. Sally has 41 years of industry experience. She graduated Summa Cum Laude with a BS in Finance from the University of Connecticut and earned her MBA from the University of Chicago Graduate School of Business.
Robert Crystal
Managing Director; Portfolio Manager
Rob is a portfolio manager on the US Small Cap Value Equity Team, where he has broad research responsibilities and oversees the portfolio construction and investment research for the firm's Small Cap Value Strategy and Small/Mid Cap Value Strategy. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob has 25 years of industry experience. He received his BA from the University of Richmond and his MBA from Vanderbilt University. Rob joined the Value Team in March of 2006
Sean A. Butkus, CFA
Managing Director; Portfolio Manager

Sean is a Portfolio Manager on the US Small Cap Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm's Small/Mid Cap Value and Small/Mid Cap Equity strategies. Sean joined Goldman Sachs Asset Management in 2004. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs, providing analytical support and offering strategic advice to the division's management team. Before joining Goldman Sachs, he worked at Arthur Andersen LLP. Sean has 27 years of industry experience. He earned a BS in Natural Science and Accounting from Muhlenberg College, an MBA in Finance from the Wharton School of Business at the University of Pennsylvania and is a CFA® charterholder.
Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the adviser and subadviser to mutual funds, including the Hotchkis and Wiley segment of the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios." Investment ideas for the Portfolio are generated by Hotchkis and Wiley's investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.
The portfolio managers jointly and primarily responsible for day-to-day management of the portion of the Portfolio managed by Hotchkis and Wiley are Judd Peters and Ryan Thomes. Mr. Peters, Portfolio Manager, joined Hotchkis and Wiley's investment team in 1999. Mr. Thomes, Portfolio Manager, joined Hotchkis and Wiley's investment team in 2008.
J.P. Morgan Segment. The portfolio managers jointly and primarily responsible for day-to-day management of the portion of the Portfolio managed by J.P. Morgan are Phillip D. Hart, Wonseok Choi, Lindsey Houghton, Akash Gupta and Jonathan L. Tse.
Phillip D. Hart, managing director, is the Head of the U.S. Structured Equity Small and Mid-Cap Team. An employee since 2003, his responsibilities include managing all of the Structured Equity Small and Mid-Cap strategies. Previously, he worked on quantitative research and the daily implementation and maintenance of portfolios for the group. Phillip obtained a B.A. in economics from Cornell University and is a CFA charterholder.
Wonseok Choi, managing director, is the Head of quantitative research for the U.S. Structured Equity Group. An employee since 2006, he is responsible for conducting quantitative research on proprietary models utilized in portfolio management. Prior to joining the Firm, Wonseok worked as a research manager at Arrowstreet Capital, L.P., where he was involved in developing and enhancing the Firm's forecasting, risk, and transaction-cost models. Wonseok holds a Ph.D. in economics from Harvard University and a B.A. in economics from Seoul National University.
Lindsey Houghton, executive director, is a portfolio manager in the U.S. Structured Equity Small and Mid-Cap Team. An employee since 2006, Lindsey was previously a senior analyst on the Bear Stearns quantitative equity team. Lindsey has previous experience as a quantitative analyst at BKF Asset Management, Inc. and as a portfolio manager assistant at ING Investment Management. Lindsey graduated from the University of Delaware with a B.S. in business administration with a concentration in finance.
Akash Gupta, executive director, is an analyst in the U.S. Structured Equity Small and Mid-Cap Team, and has been a member of the team since 2008. An employee since 2004, Akash previously spent over three years in the sell-side Equity Research Group, focusing on the electronics manufacturing supply chain sector. Akash holds a B.Tech. in electronics & communication (Gold Medalist) from I.I.T. (Indian Institute of Technology) in Roorkee, India and an M.B.A. in analytical finance from the ISB (Indian School of Business) in Hyderabad, India. He is also a CFA charterholder and a certified Financial Risk Manager (FRM). Jonathan L. Tse, executive director, is a member of the quantitative research team for the U.S. Equity Structured Equity Strategies. He joined the Firm in August 2004 as an analyst in the U.S. Equity Structured Equity group. Prior to joining the Firm, Jonathan worked as a summer intern for UBS and Credit Suisse First Boston in software and database development. Jonathan graduated in May 2004 with a B.S. in computer engineering from Columbia University. Jonathan is a CFA charterholder.
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